UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025 (June 20, 2025)

BridgeBio Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Dr., Suite 250 Palo Alto, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 391-9740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As further described under Item 5.07 of this Current Report on Form 8-K, on June 20, 2025 at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BridgeBio Pharma, Inc. (the “Company”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”) to limit the liability of certain officers of the Company as permitted under current Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal 5 - Approval of Amendment to our Amended and Restated Certificate of Incorporation to Include an Officer Exculpation Provision” beginning on page 65 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”) in connection with the Annual Meeting. The text of the Officer Exculpation Amendment was included in Exhibit B of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 23, 2025.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting held on June 20, 2025, with each such proposal described in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 189,868,970. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 173,876,974. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 - Election of Directors.

The Company’s stockholders elected the five (5) director nominees below to the Company’s Board of Directors as Class III directors to hold office until the 2028 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Neil Kumar, Ph.D.	154,328,316	2,495,765
Charles Homcy, M.D.	145,872,389	10,951,692
Douglas A. Dachille	128,916,085	27,907,996
Ronald J. Daniels	151,032,065	5,792,016
Andrew W. Lo, Ph.D.	126,242,281	30,581,800

There were 17,052,893 broker non-votes regarding this proposal.

Proposal 2 - Non-binding Advisory Vote on Compensation of Named Executive Officers.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions
117,646,141	37,945,949	1,231,991

There were 17,052,893 broker non-votes regarding this proposal.

Proposal 3 - Ratification of Appointment of Independent Registered Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
173,767,607	56,401	52,966

There were zero broker non-votes regarding this proposal.

Proposal 4 - Approval of an Amendment and Restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan

The Company’s stockholders approved the amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan (the “2021 Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares. A copy of such amendment and restatement of the 2021 Plan in the form approved by the stockholders is filed hereto as Exhibit 10.1.

Votes For	Votes Against	Abstentions
128,958,695	26,656,756	1,208,630

There were 17,052,893 broker non-votes regarding this proposal.

Proposal 5 - Approval of an Amendment of the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of its officers as permitted under current Delaware law.

The Company’s stockholders approved the Officer Exculpation Amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of its officers as permitted under current Delaware law. A copy of such certificate of amendment effecting the Officer Exculpation Amendment in the form approved by the stockholders is filed herewith as Exhibit 3.1.

Votes For	Votes Against	Abstentions
151,194,026	5,574,758	55,297

There were 17,052,893 broker non-votes regarding this proposal.

Proposal 6 –Approval of the Adjournment of the Annual Meeting to the Extent There are Insufficient Votes at the Annual Meeting to Approve Any of the Above Proposals

The Company’s stockholders approved the adjournment of the Annual meeting to the extent that there were insufficient votes at the Annual Meeting to approve any of the above proposals.

Votes For	Votes Against	Abstentions
131,826,931	41,878,620	171,423

There were zero broker non-votes regarding this proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BridgeBio Pharma, Inc.
10.1	BridgeBio Pharma, Inc. Second Amended and Restated 2021 Stock Option and Incentive Plan and form award agreements thereunder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEBIO PHARMA, INC.

Date: June 23, 2025	By:	/s/ Damian W. Wilmot
		Name:	Damian W. Wilmot
		Title:	Chief Legal Officer and Secretary